UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Diversified Strategic Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks high current income.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	47

Board approval of management and subadvisory agreements	48

Additional information	53

Important tax information	60

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Variable Diversified Strategic Income Portfolio   I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.’’

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward

II   Legg Mason Partners Variable Diversified Strategic Income Portfolio

the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended December 31, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the 12 months ended December 31, 2008, the Index returned -25.91%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. While the asset class rallied in November and December, it was too little, too late. Over the 12 months ended December 31, 2008, the EMBI Global returned -10.91%.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges

Legg Mason Partners Variable Diversified Strategic Income Portfolio   III

Letter from the chairman continued

have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

IV   Legg Mason Partners Variable Diversified Strategic Income Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Partners Variable Diversified Strategic Income Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks high current income by investing generally in a globally diverse portfolio of fixed-income securities. The portfolio managers have broad discretion to allocate the Portfolio’s assets among the following segments of the global market for fixed-income securities, with no specified minimum or maximum investment in any segment:

•	U.S. government obligations
•	Investment and non-investment grade U.S. and foreign corporate debt, including, without limit, issuers in emerging markets
•	Mortgage- and asset-backed securities
•	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

The Portfolio will invest primarily in intermediate-term securities, although the Portfolio may invest in securities of any maturity. As a result, the effective durationi of the Portfolio is normally expected to be between three years and seven years.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower—and their prices moved higher — during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report ï 1

Portfolio overview continued

financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively.

Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, gained 5.24% during the 12 months ended December 31, 2008. In contrast, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, performed poorly. Over the same 12-month period, the Citigroup High Yield Market Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned -25.91% and -10.91%, respectively.

Q. How did we respond to these changing market conditions?
A. Market conditions were challenging during the 12-month reporting period, which affected performance negatively. Many asset prices remained well below their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline. Despite the tough market environment, we believed that our focus on spread sectors was still valid. Our view is that agency pass-through mortgages continue to offer value relative to Treasuries, and corporate bond spread levels remain attractive relative to fundamental value. Portfolio overweights to these sectors remained throughout the year, with only small changes to their allocations over the period. In light of negative developments in the non-agency mortgage-backed securities market (large increase in defaults, lack of liquidity, numerous downgrades), we reduced exposure to this sector, primarily over the second half of the year.

Performance review
For the 12 months ended December 31, 2008, Legg Mason Partners Variable Diversified Strategic Income Portfolio1 returned -13.98%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 5.24% over the same time frame. The Lipper Variable General Bond Funds Category Average2 returned -9.18% for the same period.

1The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 59 funds in the Portfolio’s Lipper category.

2 ï Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Diversified Strategic Income Portfolio[1]	-10.21%	-13.98%

Barclays Capital U.S. Aggregate Index	4.07%	5.24%

Lipper Variable General Bond Funds Category Average[2]	-7.46%	-9.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

The 30-Day SEC Yield for the period ended December 31, 2008 was 8.30%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, as supplemented June 16, 2008, the gross total operating expense ratio was 1.01%.

Q. What were the leading contributors to performance?
A. Our tactically-driven duration posture proved to be positive for performance relative to the benchmark as rates and yields fell across the yield curvevi. Duration of the portfolio ranged from overweight +0.75 years to underweight -0.6 years versus the benchmark. Yield curve positioning in the portfolio also had a positive impact on performance. Our emphasis for most of the year on shorter-dated maturities benefited the portfolio as shorter maturity yields fell more dramatically than longer-dated yields and the curve steepened.

Q. What were the leading detractors from performance?
A. An emphasis on select non-agency mortgage-backed issues proved to be the largest detractor from relative performance over the reporting period. Market uncertainty and volatility, rising defaults and slowing prepayment speeds were main drivers of the sector’s underperformance. A complete lack of liquidity also contributed to the non-agency mortgage-backed sector’s underperformance. Our high-yield Industrials and Financials issues

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds for the six-month period and among the 59 funds for the 12-month period in the Portfolio’s Lipper category.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report ï 3

Portfolio overview continued

were hit hard by the credit crisis and declining commodity prices. Emphasis on lower-quality high-yield issuers like General Motors, Ford and El Paso Corp. detracted from returns. TXU Energy was the largest corporate detractor in the high-yield sector, making up over 100 basis points of negative performance over the year. Our investment grade Financials suffered from a series of downgrades, bankruptcies, government conservatorships and mergers. Exposure to defaulted Icelandic banks Kaupthing, Glitnir and Landsbanki detracted from relative returns. Holdings in the investment bank Lehman Brothers and insurance giant American International Group Inc. were also major detractors from performance as Lehman Brothers went bankrupt and America International Group Inc. was effectively taken over by the government.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. The most significant adjustment made to the portfolio over the period was the reduction in exposure to non-agency mortgage-backed securities as a result of changing market conditions. The allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)vii in the portfolio was also decreased as fears over inflation subsided and concerns over economic growth became front page news.

Thank you for your investment in Legg Mason Partners Variable Diversified Strategic Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

4 ï Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 26 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Mortgage-Backed Securities (50.7%), Corporate Bonds & Notes (36.6%), Collateralized Mortgage Obligations (17.2%), Asset-Backed Securities (3.8%) and Sovereign Bonds (2.5%). The Portfolio’s composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

[v]	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report ï 5

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(10.21)%	$1,000.00	$897.90	1.06%	$5.06

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,019.81	1.06%	$5.38

[1]	For the six months ended December 31, 2008.

[2]	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

Twelve Months Ended 12/31/08	(13.98)%

Five Years Ended 12/31/08	0.24

Ten Years Ended 12/31/08	2.49

CUMULATIVE TOTAL RETURN[1]

12/31/98 through 12/31/08	27.91%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO VS. BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Diversified Strategic Income Portfolio on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES — 50.7%

	FHLMC — 24.4%

	Federal Home Loan Mortgage Corp. (FHLMC):

$552,961	5.000% due 8/1/35(a)	$565,944

248,855	5.359% due 2/1/36(a)(b)	252,608

102,122	5.776% due 2/1/37(a)(b)	104,474

543,594	6.062% due 3/1/37(a)(b)	558,285

229,625	5.887% due 5/1/37(a)(b)	235,231

264,821	5.932% due 5/1/37(a)(b)	271,349

300,000	6.000% due 1/13/39(a)(c)	309,047

	Gold:

57,168	7.000% due 2/1/15-5/1/16(a)	59,927

153,675	6.500% due 9/1/31(a)	160,566

5,833,077	5.000% due 7/1/35-12/1/36(a)	5,969,917

568,398	5.500% due 11/1/35-4/1/38(a)	582,528

711,971	6.000% due 12/1/36-2/1/37(a)	734,359

125,000	5.000% due 1/13/39(a)(c)	127,754

	Total FHLMC	9,931,989

	FNMA — 20.8%

	Federal National Mortgage Association (FNMA):

1,450,455	6.500% due 3/1/16-11/1/36(a)	1,509,763

1,031,442	5.500% due 12/1/16-2/1/37(a)	1,059,694

900,000	5.500% due 1/20/24-1/13/39(a)(c)	924,516

38,598	7.500% due 2/1/30-7/1/31(a)	40,905

341,723	7.000% due 7/1/30-4/1/32(a)	361,709

585,351	6.000% due 3/1/32-4/1/32(a)	604,996

756,519	5.000% due 6/1/35-2/1/36(a)	773,745

3,000,000	5.000% due 1/13/39(a)(c)	3,063,282

100,000	6.000% due 1/13/39(a)(c)	102,953

	Total FNMA	8,441,563

	GNMA — 5.5%
	Government National Mortgage Association (GNMA):

36,442	7.000% due 6/15/28-7/15/29	38,594

216,259	6.500% due 9/15/28-2/15/31	227,340

600,000	5.000% due 1/21/39(c)	615,094

700,000	6.000% due 1/21/39(c)	721,673

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   11

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	GNMA — 5.5% continued

$600,000	Government National Mortgage Association (GNMA) II, 5.500% due 1/21/39(c)	$616,128

	Total GNMA	2,218,829

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $19,922,366)	20,592,381
ASSET-BACKED SECURITIES — 3.8%

FINANCIALS — 3.8%

	Credit Card — 0.7%

310,000	Washington Mutual Master Note Trust, 1.225% due 9/15/13(b)(d)	271,699

	Home Equity — 3.1%

119,707	Accredited Mortgage Loan Trust, 0.711% due 9/25/35(b)	93,880

400,447	ACE Securities Corp., 0.641% due 1/25/36(b)	56,187

350,455	Bear Stearns Asset-Backed Securities Trust, 0.821% due 9/25/34(b)	330,423

83,405	Countrywide Asset-Backed Certificates, 1.721% due 6/25/34(b)	34,518

365,061	Countrywide Home Equity Loan Trust, 1.495% due 12/15/33(b)(d)	65,711

298,716	First Horizon ABS Trust, 0.631% due 10/25/34(b)	141,103

375,277	GSRPM Mortgage Loan Trust, 0.771% due 3/25/35(b)(d)	257,065

321,457	Indymac Home Equity Loan Asset-Backed Trust, 0.641% due 4/25/36(b)	69,471

546,969	Lehman XS Trust, 0.681% due 9/25/46(b)	145,339

317,506	SACO I Trust, 0.641% due 2/25/34(b)	67,795

7,825	Sail Net Interest Margin Notes, 7.750% due 4/27/33(d)(e)	1

	Total Home Equity	1,261,493

	TOTAL ASSET-BACKED SECURITIES (Cost — $3,493,031)	1,533,192

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2%

473,719	American Home Mortgage Investment Trust, 5.294% due 6/25/45(b)	222,918

400,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	322,945

356,570	Banc of America Mortgage Securities, 4.805% due 9/25/35(b)	265,992

281,998	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34(d)	271,872

	Countrywide Alternative Loan Trust:

37,934	5.500% due 10/25/33	31,360

413,573	0.801% due 11/20/35(b)	207,680

441,985	0.741% due 1/25/36(b)	208,469

480,114	0.681% due 7/25/46(b)	169,714

See Notes to Financial Statements.

12   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$296,822	Countrywide Home Loan, Mortgage Pass-Through Trust, 0.771% due 5/25/35(b)	$138,676

298,045	Countrywide Home Loan, Mortgage Pass-Through Trust, 6.406% due 11/25/34(b)	145,729

640,000	CS First Boston Mortgage Securities Corp., 5.230% due 12/15/40(b)	525,046

240,953	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.939% due 8/25/35(b)	193,364

	Downey Savings & Loan Association Mortgage Loan Trust:

283,121	0.791% due 3/19/45(b)	135,928

392,109	3.176% due 3/19/46(b)	117,633

392,109	3.176% due 3/19/47(b)	89,450

462,899	GSR Mortgage Loan Trust, 5.276% due 10/25/35(b)	271,441

	Harborview Mortgage Loan Trust:

394,902	0.981% due 11/19/34(b)	195,509

320,190	0.931% due 1/19/35(b)	162,144

	Indymac Index Mortgage Loan Trust:

196,306	5.707% due 3/25/35(b)	88,338

285,452	5.940% due 8/25/37(b)	116,055

451,864	0.681% due 5/25/46(b)	183,659

	JPMorgan Chase Commercial Mortgage Securities Corp.:

640,000	5.814% due 6/12/43(b)	494,443

550,000	5.819% due 6/15/49(b)	374,309

156,774	MASTR ARM Trust, 5.652% due 11/25/35(b)(d)	84,585

172,989	Merrill Lynch Mortgage Investors Trust, 5.035% due 5/25/34(b)	125,828

270,000	Merrill Lynch Mortgage Trust, 5.657% due 5/12/39(b)	220,716

594,203	Morgan Stanley Mortgage Loan Trust, 5.777% due 3/25/36(b)	271,657

162,912	RBSGC Mortgage Pass-Through Certificates, 0.921% due 1/25/37(b)	82,710

182,049	Residential Accredit Loans Inc., 0.831% due 1/25/37(b)	42,569

179,381	Structured ARM Loan Trust, 6.000% due 11/25/35(b)	98,791

269,687	Structured Asset Mortgage Investments Inc., 0.681% due 5/25/46(b)	115,996

102,943	Thornburg Mortgage Securities Trust, 0.641% due 1/25/46(b)	102,554

	Washington Mutual Inc.:

226,035	5.929% due 9/25/36(b)	130,995

462,324	0.741% due 12/25/45(b)	218,174

264,009	0.761% due 12/25/46(b)	122,206

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Wells Fargo Mortgage Backed Securities Trust:

$420,610	5.002% due 10/25/35(b)	$298,790

168,700	5.240% due 4/25/36(b)	122,552

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,959,322)	6,970,797
CORPORATE BONDS & NOTES — 36.6%

CONSUMER DISCRETIONARY — 3.1%

	Auto Components — 0.0%

	Visteon Corp., Senior Notes:

4,000	8.250% due 8/1/10	1,260

9,000	12.250% due 12/31/16(d)	2,205

	Total Auto Components	3,465

	Automobiles — 0.3%

	Ford Motor Co.:

	Debentures:

50,000	6.625% due 10/1/28	11,250

25,000	8.900% due 1/15/32	6,125

250,000	Notes, 7.450% due 7/16/31	71,250

	General Motors Corp., Senior Debentures:

155,000	8.250% due 7/15/23	26,350

5,000	8.375% due 7/15/33	900

	Total Automobiles	115,875

	Hotels, Restaurants & Leisure — 0.3%

10,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	6,350

25,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	17,000

30,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	9,450

65,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	45,825

50,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16(l)	9,750

50,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(d)	42,250

	Total Hotels, Restaurants & Leisure	130,625

	Media — 2.5%
199,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	35,820

150,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	45,750

See Notes to Financial Statements.

14   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 2.5% continued

$245,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	$253,681

80,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	85,555

	Comcast Corp.:

	Notes:

120,000	6.500% due 1/15/15	118,096

10,000	5.875% due 2/15/18	9,492

10,000	Senior Notes, 6.500% due 1/15/17	9,892

	CSC Holdings Inc., Senior Notes:

5,000	7.625% due 4/1/11	4,737

50,000	6.750% due 4/15/12	46,000

81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	81,000

50,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	41,875

50,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	4,000

	News America Inc.:

20,000	6.200% due 12/15/34	18,307

10,000	Senior Notes, 6.650% due 11/15/37	9,929

20,000	Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19	21,784

220,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	216,790

20,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(d)	8,300

	Total Media	1,011,008
	Multiline Retail — 0.0%

	Neiman Marcus Group Inc.:

10,000	Senior Notes, 9.000% due 10/15/15(f)	4,450

15,000	Senior Subordinated Notes, 10.375% due 10/15/15	6,525

	Total Multiline Retail	10,975

	TOTAL CONSUMER DISCRETIONARY	1,271,948

CONSUMER STAPLES — 0.3%

	Food & Staples Retailing — 0.2%

127,674	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(d)	80,449

	Food Products — 0.1%

75,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	52,688

5,000	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11	5,112

	Total Food Products	57,800

	TOTAL CONSUMER STAPLES	138,249

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
ENERGY — 5.5%

	Energy Equipment & Services — 0.2%

$40,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$25,400

	Southern Natural Gas Co.:

20,000	Notes, 5.900% due 4/1/17(d)	15,949

25,000	Senior Notes, 8.000% due 3/1/32	20,957

	Total Energy Equipment & Services	62,306

	Oil, Gas & Consumable Fuels — 5.3%
55,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	48,758

45,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	35,597

	Chesapeake Energy Corp., Senior Notes:

100,000	6.625% due 1/15/16	79,500

50,000	6.250% due 1/15/18	37,250

	Compagnie Generale de Geophysique SA, Senior Notes:

10,000	7.500% due 5/15/15	6,250

45,000	7.750% due 5/15/17	26,325

275,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	296,754

	El Paso Corp., Medium-Term Notes:

50,000	7.375% due 12/15/12	43,431

190,000	7.800% due 8/1/31	124,736

75,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	58,875

150,000	Gaz Capital SA, Notes, 8.625% due 4/28/34(d)	123,750

70,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(d)	46,550

182,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(d)	106,470

130,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(d)	102,050

135,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	124,586

	Kinder Morgan Energy Partners LP:

100,000	Notes, 6.750% due 3/15/11	97,313

	Senior Notes:

30,000	6.300% due 2/1/09	29,972

20,000	5.850% due 9/15/12	18,331

20,000	6.000% due 2/1/17	17,390

	OPTI Canada Inc., Senior Secured Notes:

30,000	7.875% due 12/15/14	15,450

30,000	8.250% due 12/15/14	16,350

15,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	14,288

See Notes to Financial Statements.

16   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 5.3% continued

	Pemex Project Funding Master Trust:

$40,000	6.625% due 6/15/35(d)	$34,060

25,000	Senior Bonds, 6.625% due 6/15/35	21,194

150,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	147,000

10,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(d)(e)(g)	400

55,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	27,225

50,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	39,937

25,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	17,750

	Williams Cos. Inc.:

30,000	Debentures, 7.500% due 1/15/31	20,142

	Notes:

150,000	7.125% due 9/1/11	138,081

60,000	7.875% due 9/1/21	45,982

10,000	8.750% due 3/15/32	7,465

	Senior Notes:

125,000	7.625% due 7/15/19	97,817

70,000	7.750% due 6/15/31	48,050

30,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	29,672

	Total Oil, Gas & Consumable Fuels	2,144,751

	TOTAL ENERGY	2,207,057
FINANCIALS — 14.2%

	Capital Markets — 0.7%
70,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	76,839

80,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17(b)(h)	37,388

370,000	Kaupthing Bank HF, Senior Notes, 7.625% due 2/28/15(d)(e)(g)(i)	22,200

90,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(b)(g)(h)	9

60,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65(b)(g)	6

50,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(g)	5,000

	Morgan Stanley, Medium-Term Notes:

100,000	5.625% due 1/9/12	94,895

50,000	4.953% due 10/18/16(b)	34,463

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   17

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Capital Markets — 0.7% continued

$30,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(d)	$28,050

	Total Capital Markets	298,850

	Commercial Banks — 2.6%
	Glitnir Banki HF:

150,000	Notes, 6.330% due 7/28/11(d)(g)	7,875

130,000	Subordinated Notes, 6.693% due 6/15/16(d)(g)	669

	ICICI Bank Ltd., Subordinated Bonds:

116,000	6.375% due 4/30/22(b)(d)	61,076

100,000	6.375% due 4/30/22(b)(d)	52,803

260,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(d)(g)	5,850

120,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(b)(d)(h)	57,187

120,000	Royal Bank of Scotland Group PLC, Bonds, 6.990% due 10/5/17(b)(d)(h)	56,175

120,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(b)(d)	108,018

130,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(d)(h)	27,211

60,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(b)	42,355

	TuranAlem Finance BV, Bonds:

270,000	8.250% due 1/22/37(d)	117,450

100,000	8.250% due 1/22/37(d)	43,250

420,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	391,697

100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	85,972

	Total Commercial Banks	1,057,588
	Consumer Finance — 5.7%
100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(b)	51,828

	Ford Motor Credit Co.:

	Notes:

860,000	7.375% due 10/28/09	755,405

25,000	7.875% due 6/15/10	20,011

	Senior Notes:

500,000	5.800% due 1/12/09	498,585

131,000	7.246% due 6/15/11(b)	86,624

See Notes to Financial Statements.

18   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Consumer Finance — 5.7% continued

	General Motors Acceptance Corp.:

$160,000	Notes, 5.625% due 5/15/09	$153,768

60,000	Senior Notes, 5.850% due 1/14/09	59,609

	GMAC LLC:

12,000	7.250% due 3/2/11(d)	10,318

51,000	7.500% due 12/31/13(d)	37,995

92,000	6.750% due 12/1/14(d)	63,276

41,000	8.000% due 12/31/18(d)	21,115

79,000	8.000% due 11/1/31(d)	47,043

	Senior Notes:

174,000	6.875% due 9/15/11(d)	142,741

113,000	6.625% due 5/15/12(d)	88,007

	SLM Corp., Medium-Term Notes:

135,000	5.000% due 10/1/13	96,690

225,000	5.375% due 5/15/14	152,008

30,000	5.050% due 11/14/14	19,988

25,000	5.625% due 8/1/33	15,204

	Total Consumer Finance	2,320,215
	Diversified Financial Services — 4.2%
100,000	AGFC Capital Trust I, 6.000% due 1/15/67(b)(d)	23,907

130,000	Aiful Corp., Notes, 5.000% due 8/10/10(d)	71,496

90,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(b)(h)	64,829

	Citigroup Inc.:

150,000	Notes, 6.875% due 3/5/38	171,260

160,000	Senior Notes, 6.500% due 8/19/13	161,613

180,000	Subordinated Notes, 5.000% due 9/15/14	158,514

260,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(d)	226,395

220,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67(b)	138,489

	JPMorgan Chase & Co., Subordinated Notes:

410,000	5.125% due 9/15/14	397,805

110,000	6.125% due 6/27/17	108,430

100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(b)(h)	69,767

160,000	TNK-BP Finance SA, Bonds, 7.500% due 7/18/16(d)	84,000

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   19

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 4.2% continued

$50,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.384% due 10/1/15	$39,500

	Total Diversified Financial Services	1,716,005

	Insurance — 0.6%

	American International Group Inc.:

110,000	Junior Subordinated Debentures, 6.250% due 3/15/37	41,178

20,000	Medium-Term Notes, 5.850% due 1/16/18	13,427

190,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	114,264

100,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(b)	65,597

	Total Insurance	234,466

	Real Estate Management & Development — 0.1%

110,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	15,400

	Thrifts & Mortgage Finance — 0.3%

50,000	Countrywide Financial Corp., Medium-Term Notes, 4.348% due 1/5/09(b)	50,000

100,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(i)	69,000

	Total Thrifts & Mortgage Finance	119,000

	TOTAL FINANCIALS	5,761,524

HEALTH CARE — 1.7%

	Health Care Providers & Services — 1.4%
30,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	27,750

50,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	47,750

	HCA Inc.:

	Senior Notes:

10,000	6.300% due 10/1/12	7,100

58,000	6.250% due 2/15/13	36,540

	Senior Secured Notes:

90,000	9.250% due 11/15/16	82,800

20,000	9.625% due 11/15/16(f)	15,650

75,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	53,813

300,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	289,331

10,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	9,116

	Total Health Care Providers & Services	569,850

See Notes to Financial Statements.

20   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Pharmaceuticals — 0.3%

$110,000	Wyeth, Notes, 5.950% due 4/1/37	$122,570

	TOTAL HEALTH CARE	692,420

INDUSTRIALS — 1.8%

	Aerospace & Defense — 0.1%

25,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	24,500

	Airlines — 0.7%

	Delta Air Lines Inc., Pass-Through Certificates:

100,000	7.570% due 11/18/10	84,000

93,494	6.821% due 8/10/22(i)	55,395

40,177	Northwest Airlines Corp., 7.575% due 3/1/19	27,320

	United Airlines Inc., Pass-Through Certificates:

49,094	7.811% due 10/1/09(i)	46,148

45,000	6.831% due 3/1/10	44,100

23,260	8.030% due 7/1/11	22,795

	Total Airlines	279,758

	Building Products — 0.0%

20,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	15,850

	Industrial Conglomerates — 1.0%

420,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	394,498

	Road & Rail — 0.0%

	Hertz Corp.:

20,000	Senior Notes, 8.875% due 1/1/14	12,400

5,000	Senior Subordinated Notes, 10.500% due 1/1/16	2,306

	Total Road & Rail	14,706

	TOTAL INDUSTRIALS	729,312
INFORMATION TECHNOLOGY — 0.5%

	IT Services — 0.5%

200,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	203,363

MATERIALS — 1.9%

	Chemicals — 0.4%

50,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20(g)(l)	5,750

60,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	56,400

10,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	3,050

85,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(i)	76,822

	Total Chemicals	142,022

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   21

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Containers & Packaging — 0.2%

$20,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	$14,350

65,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	45,175

25,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(d)	16,875

25,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(e)(g)(i)	0

	Total Containers & Packaging	76,400

	Metals & Mining — 1.0%

140,000	Evraz Group SA, Notes, 8.875% due 4/24/13(d)	72,100

60,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	49,268

35,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	24,325

220,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	200,244

100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(d)	60,500

	Total Metals & Mining	406,437

	Paper & Forest Products — 0.3%

150,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	134,365

	TOTAL MATERIALS	759,224

TELECOMMUNICATION SERVICES — 3.4%

	Diversified Telecommunication Services — 2.8%
150,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	151,862

25,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	14,625

155,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	148,587

50,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(e)(g)(i)	0

160,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	161,537

125,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	117,500

30,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	17,550

90,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	64,800

140,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	106,717

30,000	Verizon Communications Inc., Senior Notes, 8.950% due 3/1/39	38,870

80,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	83,759

120,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	119,480

100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(d)	64,500

40,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	35,600

	Total Diversified Telecommunication Services	1,125,387

See Notes to Financial Statements.

22   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 2.8% continued
	Wireless Telecommunication Services — 0.6%

$60,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	$53,642

125,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	52,524

200,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	160,104

	Total Wireless Telecommunication Services	266,270

	TOTAL TELECOMMUNICATION SERVICES	1,391,657

UTILITIES — 4.2%

	Electric Utilities — 1.5%

70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	71,350

165,000	Exelon Corp., Bonds, 5.625% due 6/15/35	104,434

245,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	232,393

90,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	90,450

110,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	117,213

	Total Electric Utilities	615,840

	Independent Power Producers & Energy Traders — 2.3%
	AES Corp., Senior Notes:

40,000	7.750% due 10/15/15	33,800

200,000	8.000% due 10/15/17	165,000

130,000	8.000% due 6/1/20(d)	101,400

60,000	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	36,900

	Edison Mission Energy, Senior Notes:

80,000	7.200% due 5/15/19	66,000

20,000	7.625% due 5/15/27	15,600

600,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(d)(f)	294,000

	NRG Energy Inc., Senior Notes:

25,000	7.250% due 2/1/14	23,438

85,000	7.375% due 2/1/16	79,262

	TXU Corp., Senior Notes:

70,000	5.550% due 11/15/14	33,056

45,000	6.500% due 11/15/24	16,145

175,000	6.550% due 11/15/34	59,954

	Total Independent Power Producers & Energy Traders	924,555
	Multi-Utilities — 0.4%

150,000	Dominion Resources Inc., Senior Notes, 8.875% due 1/15/19	161,922

	TOTAL UTILITIES	1,702,317

	TOTAL CORPORATE BONDS & NOTES (Cost — $20,317,253)	14,857,071

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   23

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
CONVERTIBLE BOND & NOTE — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Automobiles — 0.0%

$40,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $40,000)	$10,500

SOVEREIGN BONDS — 2.5%

	Italy — 1.1%

350,000	Region of Lombardy, 5.804% due 10/25/32	436,261

	Mexico — 0.9%

	United Mexican States, Medium-Term Notes:

140,000	5.875% due 1/15/14	143,850

196,000	6.750% due 9/27/34	207,760

	Total Mexico	351,610

	Russia — 0.5%

175,000	Russian Federation, 11.000% due 7/24/18(d)	211,572

	TOTAL SOVEREIGN BONDS (Cost — $949,561)	999,443

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.9%

	U.S. Government Agency — 0.8%

300,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(d)	338,583

	U.S. Government Obligations — 0.1%

10,000	U.S. Treasury Bonds, 4.750% due 2/15/37	13,937

5,000	U.S. Treasury Notes, 4.500% due 3/31/09	5,055

	Total U.S. Government Obligations	18,992

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $312,198)	357,575

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.1%

62,047	U.S. Treasury Bonds, Inflation Indexed, 1.750% due 1/15/28(j) (Cost — $49,739)	57,345

SHARES
COMMON STOCKS — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Household Durables — 0.0%

122,658	Home Interiors & Gifts Inc.(e)(i)*	0

CONSUMER STAPLES — 0.0%

	Food Products — 0.0%

3,630	Aurora Foods Inc.(e)(i)*	0

See Notes to Financial Statements.

24   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

SHARES	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 0.0%

	Diversified Telecommunication Services — 0.0%

66	McLeodUSA Inc., Class A Shares(e)(i)*	$0

	TOTAL COMMON STOCKS (Cost — $49,437)	0

PREFERRED STOCKS — 0.1%

FINANCIALS — 0.1%

	Consumer Finance — 0.1%

104	Preferred Blocker Inc., 9.000%(d)*	31,200

	Thrifts & Mortgage Finance — 0.0%

7,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)*	2,730

300	Federal National Mortgage Association (FNMA), 7.000%(a)(b)*	225

5,300	Federal National Mortgage Association (FNMA), 8.250%(a)(b)*	4,399

	Total Thrifts & Mortgage Finance	7,354

	TOTAL PREFERRED STOCKS (Cost — $347,732)	38,554

WARRANTS
WARRANTS — 0.0%

60	Cybernet Internet Services International Inc., Expires 7/1/09(d)(e)(i)*	0

50	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(d)(e)(i)*	0

50	IWO Holdings Inc., Expires 1/15/11(d)(e)(i)*	0

60	Merrill Corp., Class B Shares, Expires 5/1/09(d)(e)(i)*	0

	TOTAL WARRANTS (Cost — $21,252)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $57,461,891)	45,416,858

FACE
AMOUNT
SHORT-TERM INVESTMENTS — 1.2%

	U.S. Government Agencies — 1.2%

	Federal National Mortgage Association (FNMA), Discount Notes:

$411,000	0.200% - 0.351% due 5/18/09(a)(j)(k)	410,650

40,000	0.310% due 5/15/09(a)(j)(k)	39,967

35,000	0.230% due 5/20/09(a)(j)(k)	34,970

	TOTAL SHORT-TERM INVESTMENTS (Cost — $485,467)	485,587

	TOTAL INVESTMENTS — 113.1% (Cost — $57,947,358#)	45,902,445

	Liabilities in Excess of Other Assets — (13.1)%	(5,317,428)

	TOTAL NET ASSETS — 100.0%	$40,585,017

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   25

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security is currently in default.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

(l)	Subsequent to the reporting period, security went into default.

#	Aggregate cost for federal income tax purposes is $57,951,466.

Abbreviations used in this schedule:

ARM — Adjustable Rate Mortgage

GMAC — General Motors Acceptance Corp.

MASTR — Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS

		EXPIRATION	STRIKE
CONTRACTS	SECURITY	DATE	PRICE	VALUE
32	Eurodollar Futures, Call	3/16/09	$98.25	$58,000

5	Eurodollar Futures, Call	9/14/09	97.63	14,718

36	Eurodollar Futures, Put	3/16/09	96.75	450

24	U. S. Treasury 10-Year Notes Futures, Call	2/20/09	118.00	196,875

6	U. S. Treasury 10-Year Notes Futures, Put	2/20/09	111.00	844

23	U. S. Treasury 10-Year Notes Futures, Put	2/20/09	110.00	2,875

	TOTAL WRITTEN OPTIONS (Premiums received — $114,449)			$273,762

See Notes to Financial Statements.

26   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $57,947,358)	$45,902,445

Foreign currency, at value (Cost — $37,746)	39,452

Cash	993,130

Interest receivable	487,149

Receivable for securities sold	303,821

Receivable for open forward currency contracts	41,123

Principal paydown receivable	7,648

Other receivables	26,178

Total Assets	47,800,946

LIABILITIES:

Payable for securities purchased	6,711,747

Written options, at value (premiums received $114,449)	273,762

Payable for Portfolio shares repurchased	65,603

Payable to broker — variation margin on open futures contracts	28,579

Payable for open forward currency contracts	26,325

Investment management fee payable	21,654

Trustees’ fees payable	4,250

Accrued expenses	84,009

Total Liabilities	7,215,929

TOTAL NET ASSETS	$40,585,017

NET ASSETS:

Par value (Note 4)	$59

Paid-in capital in excess of par value	60,506,326

Overdistributed net investment income	(121,454)

Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(8,142,296)

Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(11,657,618)

TOTAL NET ASSETS	$40,585,017

Shares Outstanding:	5,896,868

Net Asset Value:	$6.88

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   27

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$3,344,016

Dividends	17,980

Total Investment Income	3,361,996

EXPENSES:

Investment management fee (Note 2)	336,395

Shareholder reports	159,873

Audit and tax	24,224

Legal fees	12,401

Insurance	4,767

Custody fees	4,205

Trustees’ fees	2,294

Transfer agent fees	314

Miscellaneous expenses	9,082

Total Expenses	553,555

Less: Fees paid indirectly (Note 1)	(279)

Net Expenses	553,276

NET INVESTMENT INCOME	2,808,720

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(331,749)

Futures contracts	89,507

Written options	81,258

Foreign currency transactions	(7,413)

Net Realized Loss	(168,397)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(10,750,921)

Futures contracts	612,957

Written options	(114,990)

Foreign currencies	16,504

Change in Net Unrealized Appreciation/Depreciation	(10,236,450)

NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	(10,404,847)

DECREASE IN NET ASSETS FROM OPERATIONS	$(7,596,127)

See Notes to Financial Statements.

28   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$2,808,720	$3,653,530

Net realized loss	(168,397)	(270,161)

Change in net unrealized appreciation/depreciation	(10,236,450)	(2,027,965)

Increase (Decrease) in Net Assets From Operations	(7,596,127)	1,355,404

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,950,004)	(3,350,007)

Decrease in Net Assets From Distributions to Shareholders	(2,950,004)	(3,350,007)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	1,001,874	5,648,966

Reinvestment of distributions	2,950,004	3,350,007

Cost of shares repurchased	(15,487,911)	(20,515,226)

Decrease in Net Assets From Portfolio Share Transactions	(11,536,033)	(11,516,253)

DECREASE IN NET ASSETS	(22,082,164)	(13,510,856)

NET ASSETS:

Beginning of year	62,667,181	76,178,037

End of year*	$40,585,017	$62,667,181

* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(121,454)	$99,501

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2008[1]	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$8.62	$8.93	$9.01	$9.30	$9.15

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.44	0.47	0.48	0.46	0.48

Net realized and unrealized gain (loss)	(1.65)	(0.30)	0.01	(0.22)	0.14

Total income (loss) from operations	(1.21)	0.17	0.49	0.24	0.62

LESS DISTRIBUTIONS FROM:

Net investment income	(0.53)	(0.48)	(0.54)	(0.53)	(0.47)

Return of capital	—	—	(0.03)	—	—

Total distributions	(0.53)	(0.48)	(0.57)	(0.53)	(0.47)

NET ASSET VALUE, END OF YEAR	$6.88	$8.62	$8.93	$9.01	$9.30

Total return[2]	(13.98)%	1.98%	5.39%	2.56%	6.74%

NET ASSETS, END OF YEAR (000s)	$40,585	$62,667	$76,178	$89,522	$100,304

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.07%	0.85%	0.75 [3]	0.77%	0.76%

Net expenses	1.07 [4]	0.85 [4]	0.74 [3,5]	0.77	0.76 [5]

Net investment income	5.43	5.23	5.24	4.87	5.15

PORTFOLIO TURNOVER RATE[6]	29%	67%	224%	83%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.73% and 0.72%, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 261%, 416%, 632%, 538% and 382% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

30   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Diversified Strategic Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments,

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   31

Notes to financial statements continued

and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			OTHER
			SIGNIFICANT	SIGNIFICANT
		QUOTED	OBSERVABLE	UNOBSERVABLE
	DECEMBER 31,	PRICES	INPUTS	INPUTS
	2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$45,902,445	$7,354	$45,702,348	$192,743

Other financial instruments*	271,226	256,428	14,798	—

Total	$46,173,671	$263,782	$45,717,146	$192,743

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN
SECURITIES
Balance as of December 31, 2007	—

Accrued premiums/discounts	$5,814

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	(293,474)

Net purchases (sales)	309,860

Transfers in and/or out of Level 3	170,543

Balance as of December 31, 2008	$192,743

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to

32   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Financial futures contracts. The Portfolio may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or for purposes of enhancing returns. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   33

Notes to financial statements continued

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s

34   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   35

Notes to financial statements continued

set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

36   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	—	$328,416	$(328,416)

(b)	$(79,671)	79,671	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage-backed securities treated as capital losses for tax purposes.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   37

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) serve as additional subadvisers to the Portfolio, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.650%

Next $1 billion	0.625

Next $3 billion	0.600

Next $5 billion	0.575

Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited. Effective November 3, 2008, Western Asset will also pay both Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Singapore and Western Japan.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2008, the Portfolio had accrued $2,042 as deferred compensation payable.

38   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$4,811,074	$148,364,575

Sales	10,803,876	158,962,206

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$913,064

Gross unrealized depreciation	(12,962,085)

Net unrealized depreciation	$(12,049,021)

At December 31, 2008, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN (LOSS)
Contracts to Buy:
Eurodollar	41	3/09	$9,905,919	$10,141,350	$235,431

Eurodollar	5	6/09	1,201,400	1,235,875	34,475

Eurodollar	5	9/09	1,199,713	1,234,313	34,600

Euro-Bund	10	3/09	1,737,777	1,735,337	(2,440)

U.S. Treasury 30-Year Bonds	7	3/09	838,774	966,328	127,554

U.S. Treasury 2-Year Notes	21	3/09	4,513,501	4,579,313	65,812

U.S. Treasury 5-Year Notes	19	3/09	2,233,921	2,262,039	28,118

					523,550

Contracts to Sell:
U.S. Treasury 10-Year Notes	7	3/09	$886,890	$880,250	$6,640

Net unrealized gain on open futures contracts					$530,190

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   39

Notes to financial statements continued

During the year ended December 31, 2008, written option transactions for the Portfolio were as follows:

	NUMBER OF
	CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2007	49	$37,318

Options written	231	177,682

Options closed	(136)	(94,453)

Options expired	(18)	(6,098)

Written options, outstanding December 31, 2008	126	$114,449

At December 31, 2008, the Portfolio had the following open forward foreign currency contracts:

	LOCAL	MARKET	SETTLEMENT	UNREALIZED
FOREIGN CURRENCY	CURRENCY	VALUE	DATE	GAIN(LOSS)
Contracts to Buy:
Euro	346,000	$480,329	2/3/09	$41,123

Contracts to Sell:
Euro	91,000	126,329	2/3/09	$(5,547)

Euro	255,000	354,000	2/3/09	(20,778)

				(26,325)

Net unrealized gain on open forward foreign currency contracts				$14,798

At December 31, 2008, the Portfolio held TBA securities with a total cost of $6,409,731.

4.	Shares of beneficial interest
At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 30, 2007, the Trust had an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Shares sold	124,032	623,801
Shares issued on reinvestment	432,237	390,899
Shares repurchased	(1,931,624)	(2,269,743)

Net decrease	(1,375,355)	(1,255,043)

40   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

5.	Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$2,950,004	$3,350,007

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(7,742,138)

Other book/tax temporary differences(a)	(517,504)

Unrealized appreciation/(depreciation)(b)	(11,661,726)

Total accumulated earnings/(losses) — net	$(19,921,368)

*	During the taxable year ended December 31, 2008, the Portfolio utilized $66,314 of its capital loss carryover available from prior years. As of December 31, 2008, the Portfolio had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2009	$(4,543,816)

12/31/2010	(2,118,955)

12/31/2014	(1,079,367)

$(7,742,138)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   41

Notes to financial statements continued

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and Citigroup Global Markets Inc. (“CGM”) knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million indisgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup

42   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   43

Notes to financial statements continued

established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a

44   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

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Notes to financial statements continued

9. Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

46   Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Diversified Strategic Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Diversified Strategic Income Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2008 Annual Report   47

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Variable Diversified Strategic Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreements between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) and between the Subadviser and Western Asset Management Company Ltd (Japan) at a meeting held on August 11-12, 2008.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the

48   Legg Mason Partners Variable Diversified Strategic Income Portfolio

Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded

Legg Mason Partners Variable Diversified Strategic Income Portfolio   49

Board approval of management and subadvisory
agreements (unaudited) continued

that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group and any plans to address such underperformance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

50   Legg Mason Partners Variable Diversified Strategic Income Portfolio

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses, including the current size of the Fund and its impact on Fund expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s

Legg Mason Partners Variable Diversified Strategic Income Portfolio   51

Board approval of management and subadvisory
agreements (unaudited) continued

Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

***

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

52   Legg Mason Partners Variable Diversified Strategic Income Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Diversified Strategic Income Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Diversified Strategic Income Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

54   Legg Mason Partners Variable Diversified Strategic Income Portfolio

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Diversified Strategic Income Portfolio   55

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Independent Consultant (since 2001)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee. The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

56   Legg Mason Partners Variable Diversified Strategic Income Portfolio

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over- seen by Trustee	67

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC(“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	146

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

Legg Mason Partners Variable Diversified Strategic Income Portfolio   57

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

58   Legg Mason Partners Variable Diversified Strategic Income Portfolio

DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Portfolio as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Diversified Strategic Income Portfolio   59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008	12/18/2008

Payable date:	6/19/2008	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	0.43%	0.63%

Please retain this information for your records.

60   Legg Mason Partners Variable Diversified Strategic Income Portfolio

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Legg Mason Partners Variable Diversified Strategic Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Western Asset Management
Company Pte. Ltd. in Singapore

Western Asset Management
Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Diversified Strategic Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Diversified Strategic Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010728 2/09 SR09-759

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,100 in 2007 and $73,700 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,500 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved). (c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $8,300 in 2007 and $5,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2- 01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 5, 2009

By:	/s/ Frances M. Guggino

(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust
Date: March 5, 2009